UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-22802

FS Global Credit Opportunities Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Global Credit Opportunities Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: December 31 Date of reporting period: December 31, 2021

Item 1.Reports to Shareholders.

(a)The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund (the “Fund”) for the year ended December 31, 2021 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Finding value to generate income and growth

FS Global Credit
Opportunities Fund

Annual report

2021

Senior secured debt represented 83% of the Fund’s portfolio.

Portfolio composition (by fair value)*
Senior secured loans—1st lien	54%
Senior secured loans—2nd lien	9%
Senior secured bonds	20%
Subordinated debt	5%
Asset based finance	6%
Special purpose acquisition vehicles	0%
Equity/other	6%

Industry classification (by fair value)*
Energy	12%
Consumer Services	11%
Diversified Financials	11%
Capital Goods	9%
Health Care Equipment & Services	9%
Retailing	9%
Commercial & Professional Services	6%
Pharmaceuticals, Biotechnology & Life Sciences	6%
Automobiles & Components	4%
Household & Personal Products	4%
Software & Services	4%
Transportation	4%
Materials	3%
Media	2%
Technology Hardware & Equipment	2%
Telecommunication Services	2%
Food, Beverage & Tobacco	1%
Insurance	1%

FSGCO Portfolio Highlights
As of December 31, 2021 (unless otherwise noted)

* Derivatives are not included in this table. Holdings subject to change.

Officers

Michael Forman

President & Chief Executive Officer

Edward T. Gallivan, Jr.

Chief Financial Officer

Stephen S. Sypherd

Vice President, Treasurer & Secretary

James F. Volk

Chief Compliance Officer

Jason Zelesnik

Chief Operating Officer

Board of Trustees

Michael Forman

Chairman

Chairman & Chief Executive Officer
FS Investments

Walter W. Buckley, III

Trustee

Chairman & Chief Executive Officer
Actua Corporation

Barbara J. Fouss

Trustee

Credit Specialist
Providence Bank

Philip E. Hughes, Jr.

Trustee

Vice-Chairman
Keystone Industries

Robert N.C. Nix, III

Trustee

Of Counsel,
Obermayer Rebmann Maxwell & Hippel LLP

FSGCO Officers + Trustees

FS Global Credit Opportunities Fund Annual Report for the Year Ended December 31, 2021

1

Fellow Shareholder,

We hope this letter finds you and your families safe and healthy as we look back on what was a welcome year of recovery within the markets and U.S. economy.

2021 was a strong year for FS Global Credit Opportunities Fund (the “Fund” or FSGCO) as the Fund returned 11.90%, outperforming the liquid high yield and loan indexes by 654 bps and 650 bps, respectively.1,2,3 The Fund’s net asset value rose to $7.64 per share as of December 31, 2021 from $7.30 per share as of December 31, 2020.

In January 2022, we marked the four-year anniversary since FS Global Advisor assumed full advisory and portfolio management responsibilities for the Fund. Our goals in 2018 were clear–diversify the portfolio by increasing our allocations to specialized and private investments where we can provide customized solutions for our borrowers, reduce volatility in the Fund’s net asset value and optimize the Fund’s borrowings.

We have methodically executed on these goals on behalf of our shareholders over the last four years and our performance is reflective of the hard work and expertise of our team, led by Andrew Beckman and Nick Heilbut. For the four-year period ended December 31, 2021, the Fund has returned 8.04% per year, outperforming the high yield and loan indexes by 216 bps and 361 bps, respectively.1,2,3

Market review

U.S. economic growth was strong during the past year as vaccination rates increased and massive monetary and fiscal stimulus helped spur demand. Real gross domestic product (“GDP”) grew at an annual rate of 5.7% in 2021, its fastest growth rate since 1984, despite rising COVID-19 cases, inflation readings reaching multi-decade highs and a hawkish pivot from Federal Reserve policymakers all raising questions about the durability of the economic recovery.

While global equity markets posted strong returns in 2021—the S&P 500 returned 28.68% and the MSCI ACWI returned 18.54%—core fixed income bore the brunt of rising Treasury yields and expectations for a more aggressive Federal Reserve. The Bloomberg Aggregate Bond Index returned -1.54% in 2021 as its duration reached multi-decade highs. The liquid high-yield bond and loan indexes, however, returned 5.36% and 5.20%, respectively, benefiting from a supportive economic backdrop, generally balanced supply and demand and low corporate defaults.1,2 Returns across both markets were predominately income driven as spreads were generally rangebound throughout the year.

Lower-rated assets outperformed as CCC-rated bonds and loans returned 10.42% and 12.45%, respectively, compared to 4.53% and 3.12% for BB-rated investments.4,5 Market leadership shifted in favor of higher-rated bonds later in the year, however, as both economic and market sentiment turned more cautious.

Management Discussion of Fund Performance (Unaudited)

1FSGCO’s returns are net of fees and expenses; index returns are gross of fees and expenses. All figures may be rounded. Returns shown are historical and based on past performance. Past performance is not indicative of future results. The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date.

2ICE BofAML U.S. High Yield Master II Index.

3Credit Suisse Leveraged Loan Index.

4ICE BofAML U.S. High Yield CCC Rated or Below Index.

5S&P/LSTA CCC Rated Loan Index.

2

Performance review

Fund performance was driven by broad based appreciation across the portfolio during the year, though certain names in the energy, commercial/consumer services and select names in the retail sectors were notable contributors. Our strong performance during 2021 and over the last several years is reflective of our diversified credit strategy and the investment team’s expertise in sourcing, structuring and managing the portfolio. Our investment strategy focused on the following areas:

•Small and mid-sized middle market companies trading at compelling valuations. We continued to see greater opportunity within smaller middle market companies that do not have access to traditional funding sources or public debt markets. Throughout the year, we remained focused on sourcing securities that traded at a large fundamental discount to what we believed to be their intrinsic value.

•Structured solutions. Amid generally benign conditions in the liquid credit markets, we saw the largest opportunities in private, tailored credit investments. As regulatory restrictions continue to limit bank lending to companies with conventional credit profiles, and private debt strategies become more streamlined with respect to investment terms and structures, we believe our ability to structure highly customized solutions for our borrowers differentiated us in the marketplace. During the past year, we closed 13 private transactions representing approximately $386 million in capital. The investments had a weighted average yield of 11.4%. When compared to the high yield bond and leverage loan indices—which returned 5.36% and 5.20% in 2021, respectively—we believe these private transactions were highly accretive to the Fund.

•High-quality, defensive investments. We continued to defensively position the portfolio by adding higher-quality investments that had low default risk, yet paid an attractive level of income in the prevailing low yield environment.

Throughout the year, we remained focused on sourcing opportunistic private and public investments with an emphasis on senior secured debt. As of December 31, 2021, approximately 83% of the portfolio consisted of senior secured debt, compared to 76% a year earlier. The allocation to unsecured debt was 5% as of December 31, 2021, compared to 10% in the previous year, while the Fund’s allocation to equity/other investments was 6% as of December 31, 2021, compared to 10% the year prior. We increased the Fund’s allocation to floating rate debt, which represented approximately 58% of the portfolio as of December 31, 2021, compared to 52% at year-end 2020.

We believe the Fund’s broad mandate and ability to focus on idiosyncratic situations and bespoke capital structure solutions could present attractive investment opportunities. Against this backdrop, we will continue to seek out investments where yield premiums exist due to complexity, illiquidity or as a result of corporate events as opposed to elevated risk of loss. We look to maintain the Fund’s yield while continuing our emphasis on higher-quality positions amid the tighter financial conditions that we believe will prevail in 2022. Our goal remains to deliver higher total returns than traditional credit strategies with lower risk for our shareholders.

Thank you for your continued support and trust in us.

Sincerely,

Michael Forman
President & Chief Executive Officer

Management Discussion of Fund Performance (Unaudited) (continued)

3

Management Discussion of Fund Performance (Unaudited) (continued)

Value of a $10,000 Investment Since Inception
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
Dec-13
Mar-14
Jun-14
Sept-14
Dec-14
Mar-15
Jun-15
Sept-15
Dec-15
Mar-16
Jun-16
Sept-16
Dec-16
Mar-17
Jun-17
Sept-17
Dec-17
Mar-18
Jun-18
Sept-18
Dec-18
Mar-19
Jun-19
Sept-19
Dec-19
Mar-20
Jun-20
Sept-20
Dec-20
Mar-21
Jun-21
Sept-21
Dec-21
FSGCO
Credit Suisse Leveraged Loan Index
ICE BofAML US HY Index

Average Annual Total Return

	For the Year Ended December 31, 2021	For the Five Years Ended December 31, 2021	Since Inception (December 12, 2013)
FS Global Credit Opportunities Fund	11.90%	6.93%	5.46%

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. On December 14, 2020, FS Global Credit Opportunities Fund–A (FSGCO–A), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV), FS Global Credit Opportunities Fund–D (FSGCO–D), FS Global Credit Opportunities Fund–T (FSGCO–T), and FS Global Credit Opportunities Fund–T2 (FSGCO–T2) (the “Feeder Funds”) merged in to the Fund. Performance for shareholders who initially invested in the Feeder Funds would differ based on fees. The investment returns shown do not include selling commissions and dealer manager fees, which could have totaled up to 8% of FSGCO–A’s public offering price, up to 2% of FSGCO–D’s public offering price, up to 4% of FSGCO–T’s public offering price, and up to 4% of FSGCO–T2’s public offering price. Had such selling commissions and dealer manager fees been included, performance would be lower. To obtain the most recent month-end performance, visit www.fsinvestments.com.

For the year ended December 31, 2021, the monthly distribution rate per share was $0.0425, representing a distribution rate of 6.68% based on the Fund’s net asset value per share of $7.64. During the year ended December 31, 2021, the entire $0.51 distribution per share was made from net investment income. None of the distribution was a return of capital. The monthly distribution is expected to continue at a rate of $0.0425 per share for the year ending December 31, 2022.

For the Fund’s current expense ratio, please refer to the Financial Highlights section of this report.

4

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FS Global Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of FS Global Credit Opportunities Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2021, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2021, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
March 1, 2022

See notes to consolidated financial statements.
5

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments

As of December 31, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—79.8%
Advisor Group Holdings, Inc.	(e)	Diversified Financials	L+450		7/31/26	$14,848	$14,681	$14,909
Aegion Corp.	(e)	Capital Goods	L+475	0.8%	5/17/28	10,973	10,922	11,036
ANCILE Solutions, Inc.	(e)(r)	Software & Services	L+700, 3.0% PIK (3.0% Max PIK)	1.0%	6/11/26	37,109	37,109	38,315
Apex Tool Group, LLC	(e)	Capital Goods	L+550	1.3%	8/31/24	13,881	12,982	13,657
Arrow Purchaser Inc.	(e)	Retailing	L+675	1.0%	4/15/26	18,083	18,003	18,083
Ascena Retail Group, Inc.	(e)(i)(p)	Retailing	L+450	0.8%	8/21/22	35,525	12,355	262
ATI Holdings Acquisition Inc.	(e)	Health Care Equipment & Services	L+350	1.0%	5/10/23	20,511	19,759	19,808
Belk, Inc.	(e)	Retailing	5.0%, 8.0% PIK (8.0% Max PIK)		7/31/25	4,402	2,230	3,243
Belk, Inc.	(e)	Retailing	L+750	1.0%	7/31/25	967	963	967
BridgeBio Pharma, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%, 3.0% PIK (3.0% Max PIK)		11/17/26	21,000	20,692	18,638
BusPatrol LLC	(r)	Commercial & Professional Services	L+1350 PIK (15.0% Max PIK)	1.5%	9/24/24	22,550	21,237	21,237
BusPatrol LLC	(g)(r)	Commercial & Professional Services	L+1350 PIK (15.0% Max PIK)	1.5%	9/24/24	3,493	3,493	3,493
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550		10/1/25	24,309	23,938	24,032
Chinos Intermediate 2, LLC	(e)	Retailing	L+800	1.0%	9/10/27	28,926	29,396	31,486
CITGO Holding, Inc.	(e)	Energy	L+700	1.0%	8/1/23	11,235	11,190	11,106
CITGO Petroleum Corp.	(e)	Energy	L+625	1.0%	3/28/24	33,985	33,816	34,027
Claire’s Stores Inc.	(e)	Retailing	L+650		12/18/26	9,899	9,357	9,872
Corral Petroleum Sweden AB	(e)(r)	Energy	L+925		8/14/24	35,000	34,952	35,984
Cresco Labs, LLC	(e)	Pharmaceuticals, Biotechnology & Life Sciences	9.5%		8/12/26	66,000	63,981	68,640
ECL Entertainment, LLC	(e)	Media	L+750	0.8%	3/31/28	12,935	12,815	13,194
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	5,658	4,193	—
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	9,162	7,872	538
First Brands Group, LLC	(e)	Automobiles & Components	L+500	1.0%	3/30/27	24,813	23,275	24,974
Gibson Brands, Inc.	(e)	Media	L+500	0.8%	8/11/28	7,000	6,933	6,948
Harland Clarke Holdings Corp.	(e)	Commercial & Professional Services	L+475	1.0%	11/3/23	7,436	6,790	6,946
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+600		10/1/24	52,590	50,485	51,525
Mavenir Systems, Inc.	(e)	Software & Services	L+475	0.5%	8/13/28	6,000	5,942	6,010
Maverick Gaming, LLC	(e)	Consumer Services	L+750	1.0%	9/3/26	15,461	15,167	15,538
Medify Air, LLC	(r)	Household & Personal Products	L+825	1.0%	12/1/26	75,000	75,000	75,094
Midas Intermediate Holdco II, LLC	(e)(f)	Consumer Services	L+375, 3.0% PIK (4.0% Max PIK)	0.8%	12/22/25	12,785	11,994	12,235

See notes to consolidated financial statements.
6

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
MLN US Holdco LLC	(e)	Technology Hardware & Equipment	L+450		11/30/25	$19,871	$16,336	$19,252
Monitronics International, Inc.	(e)	Commercial & Professional Services	L+500	1.5%	7/3/24	29,876	29,895	30,025
Monitronics International, Inc.	(e)	Commercial & Professional Services	L+650	1.3%	3/29/24	56,510	54,137	53,119
Mountaineer Merger Corp.	(e)	Retailing	L+700	0.8%	10/22/28	15,000	14,559	14,625
Nelson Global Products, Inc.	(e)(r)	Automobiles & Components	L+1025	1.3%	9/23/26	38,005	36,909	37,673
Nelson Global Products, Inc.	(g)(r)	Automobiles & Components	L+1025	1.3%	9/23/26	6,482	6,482	6,425
Neovia Logistics, LP	(e)	Transportation	L+650		5/8/24	35,000	34,431	34,344
One Call Corp.	(e)	Health Care Equipment & Services	L+550	0.8%	4/22/27	35,820	35,169	35,988
Playa Resorts Holding B.V.	(e)	Consumer Services	L+275	1.0%	4/29/24	10,854	9,620	10,595
Propulsion Acquisition, LLC	(e)(r)	Capital Goods	L+700	1.0%	7/13/24	37,573	37,159	37,901
Pyxus Holdings Inc.	(e)	Food, Beverage & Tobacco	L+800	1.5%	2/24/25	20,054	19,652	19,804
Quorum Health Corp.	(e)	Health Care Equipment & Services	L+775	1.0%	4/29/25	32,532	32,073	31,800
RDV Resources Properties, LLC	(r)	Energy	L+650, 2.0% PIK (2.0% Max PIK)	1.0%	3/30/24	7,030	7,030	7,030
Recom Brands, LLC	(r)	Media	14.0%		9/29/26	815	828	813
Recom Brands, LLC	(r)	Media	14.0%		12/29/26	3,000	3,049	2,993
Recom Brands, LLC	(g)(r)	Media	14.0%		12/29/26	11,185	11,185	11,157
Retail Services WIS Corp.	(e)	Commercial & Professional Services	L+775	1.0%	5/20/25	14,887	14,553	14,663
S&S Holdings LLC	(e)	Retailing	L+500	0.5%	3/10/28	27,294	26,550	27,336
Salt Creek Aggregator HoldCo, LLC	(e)(r)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26	16,371	16,539	17,957
Schumacher Electric Corp.	(e)(r)	Capital Goods	L+700	1.0%	6/1/27	39,800	39,429	39,800
Staples Canada, ULC	(e)(r)	Retailing	L+700	1.0%	9/12/24	C$25,356	19,786	19,809
Sungard AS New Holdings III, LLC	(e)(r)(s)	Software & Services	SF+375, 3.8% PIK (3.8% Max PIK)	1.0%	7/1/24	$6,071	6,232	6,298
SuperRego, LLC	(r)	Consumer Services	7.5%, 7.5% PIK (7.5% Max PIK)		7/30/26	15,732	15,398	15,477
Syncapay, Inc.	(e)	Software & Services	L+650	1.0%	12/10/27	31,688	30,512	31,819
Tensar Corp.	(e)	Materials	L+675	1.0%	8/20/25	17,820	17,461	17,937
Thryv, Inc.	(e)	Media	L+850	1.0%	3/1/26	13,550	13,196	13,787
United Gaming LLC	(r)	Consumer Services	L+900		6/9/25	40,000	39,574	40,000
United Gaming LLC	(g)(r)	Consumer Services	L+900		6/9/25	10,209	10,209	10,209
US Renal Care, Inc.	(e)	Health Care Equipment & Services	L+550	1.0%	6/26/26	12,968	12,794	12,741
Wok Holdings, Inc.	(e)	Consumer Services	L+625		3/1/26	19,450	19,321	19,325
Total Senior Secured Loans—First Lien							1,231,590	1,232,498
Unfunded Loan Commitments							(31,369)	(31,369)
Net Senior Secured Loans—First Lien							1,200,221	1,201,129

See notes to consolidated financial statements.
7

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—Second Lien—13.0%
Astro One Acquisition Corp.	(e)	Consumer Durables & Apparel	L+850	0.8%	10/25/29	$10,000	$8,807	$9,050
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+700	0.5%	12/10/29	20,000	19,801	19,975
Eversana Life Sciences Services, LLC	(e)	Pharmaceuticals, Biotechnology & Life Sciences	L+800	0.5%	11/23/29	7,000	6,895	6,983
Fairway Group Acquisition Co.	(i)(p)(r)(s)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24	5,113	3,679	—
First Brands Group, LLC	(e)	Automobiles & Components	L+850	1.0%	3/30/28	20,000	19,631	20,188
Infinite Bidco LLC	(e)	Capital Goods	L+700	0.5%	3/2/29	10,000	9,954	10,062
LaserShip, Inc.	(e)(f)	Transportation	L+750	0.8%	4/30/29	27,272	27,101	27,511
MLN US Holdco LLC	(e)	Technology Hardware & Equipment	L+875		11/30/26	26,896	25,440	24,660
NGS US Finco, LLC	(e)	Energy	L+850	1.0%	4/1/26	30,000	29,689	28,050
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	23,486	18,450	20,432
Salt Creek Aggregator HoldCo, LLC	(e)(i)(p)(r)	Energy			7/12/27	3,701	1,996	2,706
Sungard AS New Holdings III, LLC	(e)(i)(p)(r)(s)	Software & Services	SF+400, 2.8% PIK (2.8% Max PIK)	1.0%	8/1/24	14,924	14,924	8,488
TruGreen, LP	(e)	Commercial & Professional Services	L+850	0.8%	10/30/28	10,000	9,820	10,150
Women’s Care Investments, Inc.	(e)	Health Care Equipment & Services	L+825	0.8%	1/12/29	8,000	7,853	7,997
Total Senior Secured Loans—Second Lien							204,040	196,252

Senior Secured Bonds—30.0%
Carnival Corp.	(n)(o)	Consumer Services	10.5%		2/1/26	7,500	7,669	8,570
Carnival Corp.	(n)(o)	Consumer Services	9.9%		8/1/27	10,000	10,000	11,438
CITGO Holding Inc.	(e)(n)	Energy	9.3%		8/1/24	20,000	20,000	20,122
CITGO Petroleum Corp.	(e)(n)	Energy	7.0%		6/15/25	2,000	2,000	2,060
Cleaver-Brooks Inc.	(n)(o)	Capital Goods	7.9%		3/1/23	40,514	40,055	39,725
CSI Compressco LP	(e)(n)	Energy	7.3%, 3.5% PIK (3.5% Max PIK)		4/1/26	18,567	10,493	18,276
CSI Compressco LP	(e)(n)	Energy	7.5%		4/1/25	12,711	11,574	12,857
CSVC Acquisition Corp.	(e)(n)(o)	Diversified Financials	7.8%		6/15/25	41,897	36,410	37,393
Diebold, Inc.	(n)(o)	Technology Hardware & Equipment	9.4%		7/15/25	10,000	9,926	10,778
Digicel International Finance Ltd.	(e)(n)(o)	Telecommunication Services	8.8%		5/25/24	35,000	34,736	35,956
Guitar Center, Inc.	(e)(n)	Retailing	8.5%		1/15/26	18,000	18,119	19,335
INNOVATE Corp.	(e)(n)	Capital Goods	8.5%		2/1/26	15,000	15,000	15,159
JW Aluminum Co.	(e)(n)	Materials	10.3%		6/1/26	43,500	44,169	46,057
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	5.0%		12/31/26	10,000	10,000	9,889
LHS, LLC	(r)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	28,096	27,644	28,096
Medicine Man Technologies, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%		12/7/26	15,000	14,701	15,000
Navios Logistics Finance, Inc.	(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	26,184

See notes to consolidated financial statements.
8

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Royal Caribbean Cruises Ltd.	(n)(o)	Consumer Services	11.5%		6/1/25	$5,964	$5,932	$6,687
Stonegate Pub Company Ltd.	(o)	Consumer Services	8.3%		7/31/25	£19,000	24,330	26,212
StoneMor Inc.	(e)(n)	Consumer Services	8.5%		5/15/29	$17,000	17,000	17,586
TKC Holdings, Inc.	(n)(o)	Retailing	6.9%		5/15/28	10,000	10,000	10,236
Triumph Group, Inc.	(n)(o)	Capital Goods	8.9%		6/1/24	4,022	4,022	4,391
Trulieve Cannabis Corp.	(o)	Pharmaceuticals, Biotechnology & Life Sciences	8.0%		10/6/26	20,000	20,000	20,545
Uniti Group LP	(n)(o)	Real Estate	7.9%		2/15/25	9,000	9,141	9,405
Total Senior Secured Bonds							427,921	451,957

Subordinated Debt—7.5%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	27,000	27,000	29,762
Advisor Group Holdings, Inc.	(e)(n)	Diversified Financials	10.8%		8/1/27	25,200	24,000	28,009
Apex Tool Group, LLC	(n)(o)	Capital Goods	9.0%		2/15/23	3,221	3,224	3,048
Carnival Corp.	(n)(o)	Consumer Services	5.8%		3/1/27	5,000	5,000	5,007
Carnival Corp.	(n)(o)	Consumer Services	7.6%		3/1/26	3,000	3,000	3,149
Cleanview Sponsor, LLC	(i)(r)	Diversified Financials			3/31/22	125	125	125
Freedom Mortgage Corp.	(n)(o)	Diversified Financials	7.6%		5/1/26	8,000	8,000	8,178
Home Point Capital Inc.	(n)(o)	Banks	5.0%		2/1/26	1,500	1,323	1,393
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	7.0%		12/31/27	5,000	5,000	4,721
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel			1/15/22	452	452	—
Redwood Trust Inc.	(o)	Diversified Financials	4.8%		8/15/23	12,900	12,424	13,295
TKC Holdings, Inc.	(n)(o)	Retailing	10.5%		5/15/29	15,000	15,000	16,221
Total Subordinated Debt							104,548	112,908

Asset Based Finance—8.8%
BCP Great Lakes Fund LP	(r)(t)	Diversified Financials	11.4%		11/28/28	36,950	37,344	37,551
BCP Great Lakes Fund LP	(g)(r)(t)	Diversified Financials	11.4%		11/28/28	13,050	13,050	13,262
Bridge Street CLO I Ltd., Subordinated Notes	(m)(n)(r)(s)	Diversified Financials	16.3%		1/20/34	28,200	24,927	26,103
Bridge Street CLO II Ltd., Subordinated Notes	(m)(n)(r)(s)	Diversified Financials	16.2%		7/20/34	28,560	26,138	28,338
Bridge Street Warehouse CLO III Ltd.	(r)(s)(u)	Diversified Financials	1.2%		9/10/23	25,000	25,297	25,297
Deutsche Bank AG Frankfurt (CRAFT 2017-1), Credit Linked Note	(e)(n)(r)	Diversified Financials	11.3%		10/20/26	16,375	16,218	15,322
Total Asset Based Finance							142,974	145,873
Unfunded Commitments							(13,050)	(13,050)
Net Asset Based Finance							129,924	132,823

See notes to consolidated financial statements.
9

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
Special Purpose Acquisition Companies—0.1%
PWP Forward Acquisition Corp. I	(i)	Diversified Financials			99,778	$999	$979
Total Special Purpose Acquisition Companies						999	979

Equity/Other—9.8%
Aspect Software Parent, Inc., Warrants	(i)(r)	Software & Services			83,829	—	130
Belk, Inc., Common Equity	(e)(i)	Retailing			579	15	12
Bright Pattern, Inc., Common Equity	(i)(r)	Software & Services			599,720	973	1,247
BusPatrol LLC, Warrants	(i)(r)	Commercial & Professional Services			6,408	1,314	1,314
Chinos Holdings, Inc., Common Equity	(f)(i)	Retailing			878,253	9,892	13,576
Chinos Holdings, Inc., Warrants	(i)	Retailing			412,738	1,447	2,373
Copper Property CTL Pass Through Trust, Common Equity	(i)	Retailing			159,498	2,632	3,828
dMY Technology Group Inc. IV, Warrants	(i)	Diversified Financials			5,000	—	10
EQ Health Sponsor Group, LLC, Common Equity	(i)(r)(s)	Diversified Financials			766,055	5	973
EQ Health Sponsor Group, LLC, Warrants	(i)(r)(s)	Diversified Financials			900,000	900	450
Fairway Group Holdings Corp., Common Equity	(i)(r)(s)	Food & Staples Retailing			76,517	2,458	—
Ginkgo Bioworks Holdings, Inc., Warrants	(i)	Pharmaceuticals, Biotechnology & Life Sciences			2,000	—	4
Guitar Center, Inc., Preferred Equity	(e)(r)	Retailing	15.0%		61,250	6,125	6,125
Penn Foster Inc., Preferred Equity, 11/17/28	(e)(r)	Consumer Services	L+975	1.0%	567,129	55,656	56,713
Penney Borrower, LLC, Earnouts	(i)	Retailing			21,267	170	271
RDV Resources Oil & Gas, Inc., Common Equity	(i)(r)	Energy			457,704	5,109	6,519
Ridgeback Resources Inc., Common Equity	(i)(r)	Energy			1,960,162	12,044	9,874
Rosecliff Acquisition Corp., Warrants	(i)	Diversified Financials			33,333	—	26
SCM EPIC, LLC, Common Equity	(i)(q)(r)(t)	Energy			34,800	35,861	39,718
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(p)(q)(r)	Energy			27,398	2,449	4,110
SCM Topco, LLC, Series C Common Equity	(i)(q)(r)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(q)(r)	Energy			1	—	—
Selecta Group B.V., Contingent Value Notes	(h)(i)(r)	Retailing			7	3	—
Selecta Group B.V., Warrants	(h)(i)(r)	Retailing			98	2	—
Sungard AS New Holdings, LLC, Common Equity	(i)(r)(s)	Software & Services			272,014	19,011	—
SuperRego, LLC, Warrants	(i)(r)	Consumer Services			139,285	56	390
Total Equity/Other						156,122	147,663
TOTAL INVESTMENTS—149.0%						$2,223,775	2,243,711
Credit Facilities Payable—(28.9)%							(435,000)
Term Preferred Shares, at Liquidation Value, Net—(26.4)%							(397,038)
Other Assets in Excess of Liabilities—6.3%	(j)						94,760
NET ASSETS—100.0%							$1,506,433

C$ – Canadian Dollar.

£ – British Pound.

See notes to consolidated financial statements.
10

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	1/14/22	USD	29,340	CAD	37,250	$(93)
JPMorgan Chase Bank, N.A.	1/14/22	USD	3,673	EUR	3,250	(25)
JPMorgan Chase Bank, N.A.	1/14/22	USD	25,791	GBP	19,500	(618)
Total						$(736)

CAD – Canadian Dollar.

EUR – Euro.

GBP – British Pound.

USD – U.S. Dollar.

Credit Default Swaps on Corporate Issues—Buy Protection

Reference Entity	Counterparty	Implied Credit Spread at December 31, 2021(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Rentals North America, Inc.	Credit Suisse International	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(5,000)	$(634)	$(480)	$(154)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A.	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(381)	(288)	(93)
United Rentals North America, Inc.	Barclays Bank PLC	0.5%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	(254)	(192)	(62)
Total								$(1,269)	$(960)	$(309)

See notes to consolidated financial statements.
11

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2021, the three-month London Interbank Offered Rate (“L”) was 0.21% and the Secured Overnight Financing Rate (“SF”) was 0.05%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)Denominated in U.S. dollars, unless otherwise noted.

(d)Fair value is determined by the Fund’s Board of Trustees (see Note 8).

(e)Security or portion thereof held by Blair Funding LLC (“Blair Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).

(f)Position or portion thereof unsettled as of December 31, 2021.

(g)Security is an unfunded commitment.

(h)Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)Security is non-income producing.

(j)Includes the effect of forward foreign currency exchange contracts and swap contracts.

(k)Implied credit spread utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)Securities of collateralized loan obligations (“CLOs”) where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The fair value of the investment is inclusive of the present value of future senior management fee and subordinated management fee cash flows from the collateral manager and administrator of the CLOs to the Fund.

(n)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of December 31, 2021, the total market value of Rule 144A securities amounted to $531,355, which represented approximately 35.3% of net assets.

(o)Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of December 31, 2021, twelve securities with a total fair value of $150,535 were rehypothecated by BNP PBIL. The Fund earned $3 of income from rehypothecated securities during the year ended December 31, 2021.

(p)Security was on non-accrual status as of December 31, 2021.

(q)Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

See notes to consolidated financial statements.
12

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

(s)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2021, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of December 31, 2021:

Portfolio Company	Fair Value at December 31, 2020	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2021	Interest Income(3)	PIK Income(3)
Senior Secured Loans—First Lien
Fairway Group Acquisition Co.	$—	$—	$—	$—	$—	$—	$—	$—
Fairway Group Acquisition Co.	401	—	(515)	—	652	538	—	—
Sungard AS New Holdings III, LLC	4,016	2,217	—	—	65	6,298	176	124
Sungard AS New Holdings III, LLC	1	2,132	(2,132)	—	(1)	—	74	13
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—
Sungard AS New Holdings III, LLC	14,582	342	—	—	(6,436)	8,488	589	341
Asset Based Finance
Bridge Street CLO I Ltd., Subordinated Notes	—	26,645	(1,718)	—	1,176	26,103	3,303	—
Bridge Street CLO II Ltd., Subordinated Notes	—	26,470	(332)	—	2,200	28,338	1,345	—
Bridge Street Warehouse CLO III Ltd.	—	25,297	—	—	—	25,297	—	297
Equity/Other
EQ Health Sponsor Group, LLC, Common Equity	—	5	—	—	968	973	—	—
EQ Health Sponsor Group, LLC, Warrants	—	1,280	(416)	36	(450)	450	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—
Sungard AS New Holdings, LLC, Common Equity	9,028	—	—	—	(9,028)	—	—	—
Total	$28,028	$84,388	$(5,113)	$36	$(10,854)	$96,485	$5,487	$775

(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.

(3)Interest and PIK income are presented for the full year ended December 31, 2021.

See notes to consolidated financial statements.
13

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2021 (in thousands, except share and per share amounts)

(t)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2021, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of December 31, 2021:

Portfolio Company	Fair Value at December 31, 2020	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2021	Interest Income(3)	Fee Income(3)
Asset Based Finance
BCP Great Lakes Fund LP(4)	$40,903	$18,915	$(24,710)	$—	$2,655	$37,763	$4,530	$—
Stabilis BH Lender, LLC	11,800	—	(11,800)	—	—	—	914	118
Equity/Other
SCM EPIC, LLC, Common Equity	39,267	1,493	—	—	(1,042)	39,718	—	—
Total	$91,970	$20,408	$(36,510)	$—	$1,613	$77,481	$5,444	$118

(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(3)Interest and fee income presented for the full year ended December 31, 2021.

(4)Security includes a partially unfunded commitment with amortized cost of $13,050 and fair value of $13,262.

(u)Security of collateralized loan obligations where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4).

FS Global Credit Opportunities Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to consolidated financial statements.
14

December 31, 2021
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$2,014,934)	$2,069,745
Non-controlled/affiliated investments (amortized cost—$135,636)	96,485
Controlled/affiliated investments (amortized cost—$73,205)	77,481
Investments, at fair value (amortized cost—$2,223,775)	2,243,711
Cash	83,113
Foreign currency (cost—$3,818)	3,810
Interest receivable	30,647
Collateral held at broker	7,021
Receivable for investments sold and repaid	4,534
Deferred financing costs	3,084
Prepaid expenses and other assets	43
Total assets	$2,375,963
Liabilities
Payable for investments purchased	$7,051
Credit facilities payable(1)	435,000
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $471 and $2,491, respectively)(1)	397,038
Interest expense payable	5,374
Shareholder distributions payable	5,604
Management fees payable	8,990
Unamortized swap premiums received	960
Incentive fees payable	3,380
Administrative services expense payable	727
Accounting and administrative fees payable	510
Professional fees payable	682
Swap income payable	17
Trustees’ fees payable	124
Unrealized depreciation on swap contracts	309
Unrealized depreciation on forward foreign currency exchange contracts	736
Other accrued expenses and liabilities	3,028
Total liabilities	$869,530
Net assets	$1,506,433
Commitments and contingencies(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 197,137,781 shares issued and outstanding	$197
Capital in excess of par value	1,692,632
Retained earnings (accumulated deficit)	(186,396)
Net assets	$1,506,433
Net asset value per common share at period end	$7.64

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.
15

FS Global Credit Opportunities Fund

Consolidated Statement of Operations

(in thousands)

Year Ended December 31, 2021
Investment income
From non-controlled/unaffiliated investments:
Interest income	$152,336
Paid-in-kind interest income	9,746
Fee income	15,890
Dividend income	3,203
From non-controlled/affiliated investments:
Interest income	5,487
Paid-in-kind interest income	775
From controlled/affiliated investments:
Interest income	5,444
Fee income	118
Total investment income	192,999
Operating expenses
Management fees	34,640
Incentive fees	9,658
Administrative services expenses	5,020
Accounting and administrative fees	1,228
Interest expense	26,161
Professional fees	1,001
Trustees’ fees	581
Other general and administrative expenses	3,099
Total operating expenses	81,388
Net investment income before taxes	111,611
Excise taxes	2,120
Net investment income	109,491
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	12,470
Non-controlled/affiliated investments	36
Net realized gain (loss) on swap contracts	356
Net realized gain (loss) on options written	4,435
Net realized gain (loss) on investments sold short	(72)
Net realized gain (loss) on forward foreign currency exchange contracts	355
Net realized gain (loss) on foreign currency	(213)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	51,520
Non-controlled/affiliated investments	(10,854)
Controlled/affiliated investments	1,613
Net change in unrealized appreciation (depreciation) on swap contracts	(1,031)
Net change in unrealized appreciation (depreciation) on investments sold short	36
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	33
Net change in unrealized gain (loss) on foreign currency	(289)
Total net realized gain (loss) and unrealized appreciation (depreciation)	58,395
Net increase (decrease) in net assets resulting from operations	$167,886

See notes to consolidated financial statements.
16

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2021	2020
Operations
Net investment income	$109,491	$112,623
Net realized gain (loss)	17,367	(81,008)
Net change in unrealized appreciation (depreciation) on investments	42,279	36,034
Net change in unrealized appreciation (depreciation) on swap contracts	(1,031)	3,692
Net change in unrealized appreciation (depreciation) on investments sold short	36	482
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	33	315
Net change in unrealized gain (loss) on foreign currency	(289)	244
Net increase (decrease) in net assets resulting from operations	167,886	72,382

Shareholder distributions(1)
Distributions to shareholders	(100,517)	(108,993)
Net decrease in net assets resulting from shareholder distributions	(100,517)	(108,993)

Capital share transactions(2)
Issuance of common shares	—	44,400
Reinvestment of shareholder distributions	34,571	3,044
Repurchases of common shares	(45,130)	(57,416)
Net assets received in connection with reorganization	—	2,404
Net increase (decrease) in net assets resulting from capital share transactions	(10,559)	(7,568)
Total increase (decrease) in net assets	56,810	(44,179)
Net assets at beginning of period	1,449,623	1,493,802
Net assets at end of period	$1,506,433	$1,449,623

(1)See Note 5 for a discussion of the distributions declared by the Fund.

(2)See Note 3 for a discussion of transactions with respect to the Fund’s common shares.

See notes to consolidated financial statements.
17

FS Global Credit Opportunities Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended December 31, 2021
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$167,886
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,420,465)
Paid-in-kind interest	(10,521)
Proceeds from sales and repayments of investments	1,160,414
Purchases to cover investments sold short	(116)
Premiums paid on swap contracts, net	512
Premiums received on swap contracts, net	(2,531)
Premiums received on options written	4,515
Premiums paid on exit of options written	(80)
Net realized (gain) loss on investments	(12,506)
Net realized (gain) loss on options written	(4,435)
Net realized (gain) loss on investments sold short	72
Net change in unrealized (appreciation) depreciation on investments	(42,279)
Net change in unrealized (appreciation) depreciation on swap contracts	1,031
Net change in unrealized (appreciation) depreciation on investments sold short	(36)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(33)
Accretion of discount	(17,941)
Amortization of discount and deferred financing costs	1,593
(Increase) decrease in collateral held at broker	10,190
(Increase) decrease in receivable for investments sold and repaid	(2,721)
(Increase) decrease in interest receivable	(8,721)
(Increase) decrease in swap income receivable	176
(Increase) decrease in prepaid expenses and other assets	4,824
Increase (decrease) in swap income payable	(26)
Increase (decrease) in payable for investments purchased	(29,729)
Increase (decrease) in interest expense payable	253
Increase (decrease) in management fees payable	1,205
Increase (decrease) in incentive fees payable	37
Increase (decrease) in administrative services expense payable	353
Increase (decrease) in accounting and administrative fees payable	437
Increase (decrease) in professional fees payable	305
Increase (decrease) in trustees’ fees payable	(94)
Increase (decrease) in other accrued expenses and liabilities	(478)
Net cash provided by (used in) operating activities	(198,909)
Cash flows from financing activities
Repurchases of common shares	(45,130)
Shareholder distributions paid	(65,719)
Issuance of term preferred shares(1)	100,000
Borrowings under credit facilities(1)	185,000
Repayments under credit facilities(1)	(135,000)
Deferred financing costs paid	(1,546)
Net cash provided by (used in) financing activities	37,605
Total increase (decrease) in cash and foreign currency(2)	(161,304)
Cash and foreign currency at beginning of period	248,227
Cash and foreign currency at end of period	$86,923
Supplemental disclosure
Reinvestment of shareholder distributions	$34,571
Excise taxes paid	$1,962

(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the year ended December 31, 2021, the Fund paid interest expense of $24,315 on financing arrangements and term preferred shares.

(2)Includes net change in unrealized gain (loss) on foreign currency of $(252).

See notes to consolidated financial statements.
18

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:(1)
Net asset value, beginning of period	$7.30	$7.50	$7.58	$7.51	$8.07
Results of operations
Net investment income(2)	0.56	0.57	0.70	0.69	0.78
Net realized gain (loss) and unrealized appreciation (depreciation)	0.29	(0.22)	(0.21)	(0.07)	(0.54)
Net increase (decrease) in net assets resulting from operations	0.85	0.35	0.49	0.62	0.24
Shareholder Distributions:(3)
Distributions from net investment income	(0.51)	(0.55)	(0.57)	(0.55)	(0.80)
Net decrease in net assets resulting from shareholder distributions	(0.51)	(0.55)	(0.57)	(0.55)	(0.80)
Net asset value, end of period	$7.64	$7.30	$7.50	$7.58	$7.51
Shares outstanding, end of period	197,137,781	198,572,491	199,244,649	198,727,405	202,807,462
Total return(4)	11.90%	5.49%	6.58%	8.29%	2.96%

Ratio/Supplemental Data:
Net assets, end of period	$1,506,433	$1,449,623	$1,493,802	$1,505,973	$1,524,012
Ratio of net investment income to average net assets(5)(6)	7.32%	8.27%	9.23%	8.79%	9.80%
Ratio of total operating expenses to average net assets(5)	5.58%	5.12%	5.21%	4.96%	5.51%
Ratio of expense reimbursement from sponsor to average net assets(5)	—	—	—	—	(0.11)%
Ratio of expense recoupment to sponsor to average net assets(5)	—	—	—	—	0.01%
Ratio of management fee waiver to average net assets(5)	—	—	—	(0.72)%	—
Ratio of net operating expenses to average net assets(5)	5.58%	5.12%	5.21%	4.24%	5.41%
Portfolio turnover	55%	67%	75%	72%	94%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$435,000	$385,000	$125,427	$312,133	$621,212
Asset coverage, per $1,000 of credit facility borrowings(7)(9)	$5,373	$5,509	$14,417	$6,067	$3,334
Asset coverage per unit of credit facility borrowings(7)	5.37	5.51	14.42	6.07	3.33
Total amount of term preferred shares outstanding(9)	$400,000	$300,000	$200,000	$200,000	—
Asset coverage, per $1,000 liquidation value per share of term preferred shares(8)(9)	$2,799	$3,096	$5,557	$3,698	—
Asset coverage per unit of term preferred shares(8)(9)	2.80	3.10	5.56	3.70	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

See notes to consolidated financial statements.
19

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.

(5)Average daily net assets is used for this calculation.

(6)For the years ended December 31, 2021, 2020 and 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07% and 9.69% for the years ended December 31, 2018 and 2017, respectively.

(7)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.

(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.

(9)Presentation of certain amounts in the consolidated financial highlights for the years ended December 31, 2020, 2019, 2018 and 2017 have been updated to conform to the presentation of such amounts for the year ended December 31, 2021.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

20

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Prior to December 14, 2020, the Fund was a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, the affiliated closed-end management investment companies in the same fund complex, FS Global Credit Opportunities Fund—A, or Fund—A, FS Global Credit Opportunities Fund—D, or Fund—D, FS Global Credit Opportunities Fund—T, or Fund—T, FS Global Credit Opportunities Fund—ADV, or Fund—ADV and FS Global Credit Opportunities Fund—T2, or Fund—T2, or the Feeder Funds, invested substantially all of their assets in the Fund, or together with the Feeder Funds, the Funds.

On October 12, 2020, the Funds’ Boards of Trustees, or the Boards, including a majority of the independent Trustees by separate vote, unanimously approved the reorganization effected pursuant to an Agreement and Plan of Reorganization dated as of November 18, 2020, or the Reorganization Agreement. On December 14, 2020, the Fund completed its reorganization, or the Reorganization.

Pursuant to the Reorganization Agreement, each Feeder Fund merged with and into the Fund such that each Feeder Fund ceased to exist, and the Fund became the sole surviving entity. As part of the Reorganization, the Fund’s common shares of beneficial interest were distributed to shareholders of the Feeder Funds and shareholders of the Feeder Funds became common shareholders of the Fund. Each shareholder received common shares, determined at the time the Reorganization was consummated, that was the same as the value of such shareholder’s interests in the Feeder Fund in which such shareholder held interests prior to the Reorganization. The merger of each Feeder Fund into the Fund qualified as a tax-free “reorganization” within the meaning of Section 368(a) of the Code and the Feeder Funds did not recognize any gain or loss as a result of the transfer of all of their assets and liabilities in exchange solely for common shares of the Fund and the assumption of the Feeder Funds’ liabilities by the Fund under the Reorganization or as a result of the Feeder Funds’ liquidation. See Note 3 for a discussion of share transactions with respect to the Fund’s Reorganization.

The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.

As of December 31, 2021, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries it consolidates as of December 31, 2021 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. As provided under Accounting Standards Codification Topic 946, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s substantially wholly-owned subsidiaries in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

21

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s Board of Trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•The quarterly fair valuation process begins with FS Global Advisor reviewing and documenting preliminary valuations for each investment, which valuations are obtained from an approved independent third-party valuation service, and providing a valuation range;

•FS Global Advisor then provides the audit committee of the Board its valuation recommendation for each investment;

•The preliminary valuations are then presented to and discussed with the audit committee of the Board;

•The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

22

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Valuation of CLO subordinated notes considers a variety of relevant factors, including recent purchases and sales known to FS Global Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value. Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

23

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor, and has authorized FS Global Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the year ended December 31, 2021, the Fund recognized $4,200 in structuring and upfront fee revenue.

The Fund invests in CLOs. Interest income from investments in the “equity” class of these CLOs (in the Fund’s case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets, or ASC 325. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly. In accordance with ASC Topic 325, investments in CLOs are periodically assessed for other-than-temporary impairment, or OTTI. When the Fund determines that a CLO has OTTI, the amortized cost basis of the CLO is written down as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized

24

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or

25

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities, or SPACs. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.

The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes. Changes in the fair value of a CLO Warehouse are reported in the consolidated statement of operations as unrealized appreciation (depreciation).

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term

26

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.

Recent Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848), or ASU 2020-04, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference the London Interbank Offered Rate, or LIBOR, or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), or ASU 2021-01, which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 and ASU 2021-01 on its financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021		2020
	Shares	Amount	Shares	Amount
Issuance of Common Shares	—	$—	7,289,798	$46,804
Reinvestment of Distributions	4,552,388	34,571	417,737	3,044
Repurchases of Common Shares	(5,987,098)	(45,130)	(8,379,693)	(57,416)
Net Proceeds from Share Transactions	(1,434,710)	$(10,559)	(672,158)	$(7,568)

Prior to the Reorganization, common shares of the Fund were issued solely to the Feeder Funds in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. Additionally, prior to the Reorganization, the Fund repurchased common shares held by the Feeder Funds to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table summarizes the common shares issued and repurchased by the Fund to and from the Feeder Funds, respectively, during the year ended December 31, 2020:

	Year Ended December 31, 2020
	Common Shares Issued to the Feeder Funds		Common Shares Repurchased from the Feeder Funds(1)
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	4,994,778	$32,022	5,668,134	$38,701
FS Global Credit Opportunities Fund—D	992,891	6,385	1,084,296	7,403
FS Global Credit Opportunities Fund—T	998,595	6,447	1,276,646	8,896
FS Global Credit Opportunities Fund—ADV	270,437	1,739	315,072	2,172
FS Global Credit Opportunities Fund—T2	33,097	211	35,545	244
Total	7,289,798	$46,804	8,379,693	$57,416

(1)In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds that held small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserved the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account was less than the Feeder Funds’ $5 minimum initial investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, to the extent necessary, the Fund repurchased some of its common shares held by the Feeder Funds in parallel, private transaction(s).

27

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program

In connection with the Reorganization, each Feeder Fund has terminated its share repurchase program, and effective as of December 14, 2020, the Fund has adopted a share repurchase program that is substantially similar to the share repurchase programs that were historically in place for the Feeder Funds. The Fund conducted its first quarterly repurchase of common shares pursuant to its share repurchase program during the first quarter of 2021.

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of common shares. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase common shares and under what terms:

•the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•the Fund’s investment plans;

•the Fund’s working capital requirements;

•the Fund’s history in repurchasing common shares or portions thereof; and

•the condition of the securities markets.

The Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan (including the aggregate proceeds it has received from the prior sale of common shares of the Feeder Funds, or the Feeder Fund Shares, under the prior distribution reinvestment plans for each of the Feeder Funds) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares (including Feeder Fund Shares) on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Fund will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.

The following table provides information concerning the Fund’s repurchases of common shares pursuant to its share repurchase program during the year ended December 31, 2021:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2021
March 31, 2021	April 8, 2021	3,650,543	13%	1.83%	$7.45	$27,191
June 30, 2021	July 8, 2021	1,142,041	4%	0.58%	$7.66	8,746
September 30, 2021	October 8, 2021	1,104,644	4%	0.56%	$7.70	8,511
Total		5,897,228				$44,448

In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserves the right to repurchase the shares of and liquidate any investor’s account if the balance of such account is less than the Fund’s $5 minimum investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.

28

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund conducted such repurchases and de minimis account liquidations after the Fund’s quarterly share repurchase offers starting in April 2021. During the year ended December 31, 2021, the Fund repurchased 89,870 common shares for aggregate consideration of $682 in connection with its de minimis account liquidations.

Fund Reorganization

Pursuant to the terms of the Reorganization Agreement, immediately before the opening of business on December 14, 2020, the Feeder Funds transferred all of their assets and liabilities in exchange solely for common shares of the Fund and the assumption of the Feeder Funds’ liabilities by the Fund.

The number of the Fund’s common shares issued to shareholders at the time of the reorganization was based on an exchange ratio equal to the NAV per share of the respective Feeder Fund’s shares held by the shareholder immediately prior to the Reorganization divided by the NAV per share of the Fund’s common shares as of December 11, 2020, or the Valuation Date. As of the Valuation Date, the Fund had net assets of $1,437,051 and NAV per share of the Fund’s common shares was $7.2793.

The Reorganization of the Fund was completed by a tax-free exchange of shares of the Fund in the following amounts:

	NAV per share of the Feeder Funds as of the Valuation Date	Net assets of the Feeder Funds as of the Valuation Date	Shares of the Feeder Funds as of the Valuation Date	Value of the Fund’s common shares issued to shareholders	Common shares of the Fund issued to shareholders(1)
Fund—A	$7.2189	$1,007,889	139,618,555	$1,007,889	138,459,721
Fund—D	$7.2206	194,856	26,986,001	194,856	26,767,414
Fund—T	$7.1772	180,289	25,119,659	180,289	24,767,984
Fund—ADV	$7.1580	53,185	7,430,191	53,185	7,306,107
Fund—T2	$7.1855	6,213	864,683	6,213	853,528
Total		$1,442,432	200,019,089	$1,442,432	198,154,754

(1)In accordance with the terms of the Reorganization Agreement, at the time of the transactions contemplated by the Reorganization Agreement, (i) each outstanding common share of Fund—A was converted into the right to receive 0.9917 common shares of the Fund, (ii) each outstanding common share of Fund—D was converted into the right to receive 0.9919 common shares of the Fund, (iii) each outstanding common share of Fund—T was converted into the right to receive 0.9860 common shares of the Fund, (iv) each outstanding common share of Fund—ADV was converted into the right to receive 0.9833 common shares of the Fund and (v) each outstanding common share of Fund—T2 was converted into the right to receive 0.9871 common shares of the Fund.

Aggregate net assets of the Fund immediately following the Reorganization were $1,442,432, which included $2,404 of net assets received from the Feeder Funds in exchange for common shares of the Fund.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.

Under the Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted

29

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares under the Funds’s share repurchase program.

The calculation of the incentive fee for each quarter is as follows:

•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the Administration Agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

The following table describes the fees and expenses incurred under the Investment Advisory Agreement and the Administration Agreement during the year ended December 31, 2021:

Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$34,640
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$9,658
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$5,020

(1)During the year ended December 31, 2021, $33,435 in management fees were paid to FS Global Advisor. As of December 31, 2021, $8,990 in management fees were payable to FS Global Advisor.

(2)During the year ended December 31, 2021, $9,621 in incentive fees were paid to FS Global Advisor. As of December 31, 2021, $3,380 in incentive fees were payable to FS Global Advisor.

(3)During the year ended December 31, 2021, the Fund paid $3,770 in administrative services expenses to FS Global Advisor.

30

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Bridge Street CLO I Ltd. and Bridge Street CLO II Ltd. (each a “CLO Issuer”)

The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of FS Global Advisor. In accordance with an agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of each CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to the compensation received by FSSPA from each CLO Issuer for its collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the agreement.

Bridge Street Warehouse CLO I Ltd., or Bridge Street Warehouse CLO I, was a CLO Warehouse wholly-owned by the Fund as of December 31, 2020. Bridge Street Warehouse CLO I commenced operations in April 2020 and was in the warehouse phase as of December 31, 2020. During the warehouse phase and through January 28, 2021, Bridge Street Warehouse CLO I financed the majority of its loan purchases using its warehouse financing facility. On January 28, 2021, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO I Ltd., or Bridge Street CLO I, issued to the market various tranches of notes in the amount of $353,700, including $28,200 principal to the Fund for subordinated notes and rights to receive cash flows from collateral management fees. On such date, financing through the issuance of debt and equity securities was used to repay the warehouse financing facility.

Bridge Street Warehouse CLO II Ltd., or Bridge Street Warehouse CLO II, was a CLO Warehouse wholly-owned by the Fund during 2021. Bridge Street Warehouse CLO II commenced operations on March 29, 2021 and financed the majority of its loan purchases using its warehouse financing facility during the warehouse phase and through September 2, 2021. On September 2, 2021, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO II Ltd., or Bridge Street CLO II, issued to the market various tranches of notes in the amount of $355,950, including $28,560 principal to the Fund for subordinated notes and rights to receive cash flows from collateral management fees. On such date, financing through the issuance of debt and equity securities was used to repay the warehouse financing facility.

Bridge Street Warehouse CLO III Ltd.

Bridge Street Warehouse CLO III Ltd., or Bridge Street Warehouse CLO III, is a CLO Warehouse wholly-owned by the Fund, which is accounted for as a financial instrument at fair value as of December 31, 2021. Bridge Street Warehouse CLO III commenced operations on September 30, 2021 and was in the warehouse phase as of December 31, 2021. During the period ended December 31, 2021, the Fund contributed $25,000 to Bridge Street Warehouse CLO III. As of December 31, 2021, the Fund had an unfunded commitment to Bridge Street Warehouse CLO III of $10,000. The Fund had an investment of $25,297 in Bridge Street Warehouse CLO III, at fair value, as of December 31, 2021. Bridge Street Warehouse CLO III financed the majority of its loan purchases using its warehouse financing facility. The amount of interest income from the Bridge Street Warehouse CLO III recorded on the Fund’s consolidated statement of operations for the year ended December 31, 2021 was approximately $297.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

31

Note 5. Distributions

During the years ended December 31, 2021 and 2020, the Fund declared and paid cash distributions of $0.5100 per common share in the total amount of $100,517 and $0.5475 per common share in the total amount of $108,993, respectively.

On January 20, 2022 and February 14, 2022, the Board declared regular monthly cash distributions for January and February 2022, respectively, each in the amount of $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

The Fund has adopted an “opt in” distribution reinvestment plan, or DRP, for its shareholders in which shareholders of the Fund can elect to have their cash distributions reinvested in additional common shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021		2020
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$100,517	100%	$108,993	100%
Total	$100,517	100%	$108,993	100%

(1)The Fund’s net investment income on a tax basis for the years ended December 31, 2021 and 2020 was $115,320 and $107,113, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund’s net investment income on a tax basis may be adjusted based on the filing of the Fund’s tax return. The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses), preferred equity distributions and reclassification on certain derivatives, non-deductible excise tax, non-deductible interest expense on Term Preferred Shares and fees recognized upon prepayment of loans.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2021:

GAAP-basis net investment income	$109,491
Tax treatment of unamortized original issue discount and prepayment fees	(14,032)
Mark-to-market unrealized appreciation (depreciation) on derivatives	66
Foreign currency gains (losses)	324
Non-deductible excise tax	2,498
Non-deductible interest expense and deferred financing costs on Term Preferred Shares	14,303
Other miscellaneous differences	2,670
Tax-basis net investment income	$115,320

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2021, the Fund increased retained earnings (accumulated deficit) by $3,072 and decreased capital in excess of par value by $3,072. This reclassification has no impact on the net assets of the Fund.

32

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of December 31, 2021, the components of retained earnings (accumulated deficit) on a tax basis were as follows:

Distributable ordinary income	$46,281
Capital loss carryover(1)	(211,516)
Net unrealized appreciation (depreciation)	(16,614)
Non-deductible interest expense on Term Preferred Shares	(4,547)
Total	$(186,396)

(1)The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2021, the Fund had a long-term capital loss carryover of $211,516 and no short-term capital loss carryover. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,264,859 as of December 31, 2021. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(21,148), which was comprised of gross unrealized appreciation of $63,728 and gross unrealized depreciation of $84,876, as of December 31, 2021.

As of December 31, 2021, the Fund had a gross deferred tax asset of $22,687 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $7,642 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of December 31, 2021, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $15,045. For the year ended December 31, 2021, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

33

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of December 31, 2021 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	—	$736(1)
Credit Risk
Credit default swaps	—	$1,269(2)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities and located as follows:

(1)Unrealized depreciation on forward foreign currency exchange contracts.

(2)Unamortized swap premiums received and unrealized depreciation on swap contracts.

34

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2021:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	—	$(254)	$(254)	—	$254	—
Credit Suisse International	—	$(634)	$(634)	—	$634	—
JPMorgan Chase Bank, N.A.	—	$(1,117)	$(1,117)	—	$1,117	—

(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations by risk exposure for the year ended December 31, 2021 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$355(1)	$33(2)
Credit Risk
Credit default swaps	$519(3)	$(1,004)(4)
Total return swaps	$(163)(3)	$(27)(4)
Market Risk
Options purchased	$(11,818)(5)	—
Options written	$4,435(6)	—

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on investments.

(6)Net realized gain (loss) on options written.

The average notional amounts of forward foreign currency exchange contracts, credit default swaps, total return swaps and options written outstanding during the year ended December 31, 2021, which are indicative of the volumes of these derivative types, were $53,912, $15,231, $6,651 and $357, respectively.

35

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the year ended December 31, 2021 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	4,435
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(4,515)
Premiums paid on exit	80
Fair value at end of period	$—

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2021:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,200,221	$1,201,129	54%
Senior Secured Loans—Second Lien	204,040	196,252	9%
Senior Secured Bonds	427,921	451,957	20%
Subordinated Debt	104,548	112,908	5%
Asset Based Finance	129,924	132,823	6%
Special Purpose Acquisition Companies	999	979	0%
Equity/Other	156,122	147,663	6%
Total	$2,223,775	$2,243,711	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2021, the Fund held investments in two portfolio companies of which it is deemed to “control,” and held investments in six portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (s) and (t) to the consolidated schedule of investments as of December 31, 2021 included herein.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2021, the Fund had four senior secured loan investments with aggregate unfunded commitments of $31,369 and one asset based finance investment with an unfunded commitment of $13,050. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

36

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2021:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$82,778	4%
Banks	1,393	0%
Capital Goods	202,875	9%
Commercial & Professional Services	137,454	6%
Consumer Durables & Apparel	9,050	0%
Consumer Services	248,922	11%
Diversified Financials	237,170	11%
Energy	270,828	12%
Food & Staples Retailing	538	0%
Food, Beverage & Tobacco	19,804	1%
Health Care Equipment & Services	203,866	9%
Household & Personal Products	89,704	4%
Insurance	29,762	1%
Materials	63,994	3%
Media	37,706	2%
Pharmaceuticals, Biotechnology & Life Sciences	129,810	6%
Real Estate	9,405	0%
Retailing	197,660	9%
Software & Services	92,307	4%
Technology Hardware & Equipment	54,690	2%
Telecommunication Services	35,956	2%
Transportation	88,039	4%
Total	$2,243,711	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2021:

Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$2,074,370	93%
Europe	77,518	3%
Other	91,823	4%
Total	$2,243,711	100%

(1)Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the year ended December 31, 2021, other than short-term securities and U.S. government obligations, were $1,420,465 and $1,160,414, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an

37

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$785,658	$415,471	$1,201,129
Senior Secured Loans—Second Lien	—	164,626	31,626	196,252
Senior Secured Bonds	—	408,861	43,096	451,957
Subordinated Debt	—	112,783	125	112,908
Asset Based Finance	—	—	132,823	132,823
Special Purpose Acquisition Companies	979	—	—	979
Equity/Other	40	20,060	127,563	147,663
Total Investments	1,019	1,491,988	750,704	2,243,711
Total Assets	$1,019	$1,491,988	$750,704	$2,243,711

Liability Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Exchange Contracts	$—	$736	$—	$736
Credit Default Swaps—Buy Protection	—	1,269	—	1,269
Total Liabilities	$—	$2,005	$—	$2,005

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Board determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

38

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2021:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Equity/ Other	Total
Fair value at beginning of period	$188,408	$36,451	$—	$2,554	$136,702	$106,085	$470,200
Accretion of discount (amortization of premium)	5,520	—	73	229	(72)	73	5,823
Net realized gain (loss)	267	—	—	—	(1,581)	1,058	(256)
Net change in unrealized appreciation (depreciation)	2,513	(5,167)	751	900	7,038	(5,052)	983
Purchases	343,765	—	40,376	125	157,102	20,428	561,796
Paid-in-kind interest	3,171	342	1,896	128	1,934	—	7,471
Sales and repayments	(83,117)	—	—	(3,811)	(168,300)	(1,460)	(256,688)
Transfers into Level 3(1)	—	—	—	—	—	6,431	6,431
Transfers out of Level 3(1)	(45,056)	—	—	—	—	—	(45,056)
Fair value at end of period	$415,471	$31,626	$43,096	$125	$132,823	$127,563	$750,704
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$3,170	$(5,167)	$751	$—	$7,038	$(5,074)	$718

(1)Transfers into or out of Level 3 were primarily due to decreased or increased price transparency, respectively.

39

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2021 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$353,896	Market Comparables	Market Yield (%)	3.8%-16.6%	10.4%
			EBITDA Multiples (x)	5.5x-6.5x	6.0x
			Production Multiples (Boed)	$35,500.0-$40,500.0	$38,000.0
	21,237	Cost	Cost	$100.0-$100.0	$100.0
	40,338	Other(2)	Other(2)
Senior Secured Loans— Second Lien	31,626	Market Comparables	Market Yield (%)	8.0%-12.5%	8.9%
			EBITDA Multiples (x)	5.5x-12.3x	9.4x
	—	Other(2)	Other(2)
Senior Secured Bonds	43,096	Market Comparables	Market Yield (%)	11.7%-37.7%	20.8%
Subordinated Debt	125	Other(2)	Other(2)
Asset Based Finance	107,526	Discounted Cash Flow	Discount Rate (%)	8.5%-13.5%	11.4%
	25,297	Income(3)	Excess Spread(3)	1.2%-1.2%	1.2%
Equity/Other	124,696	Market Comparables	Market Yield (%)	10.5%-27.5%	11.5%
			EBITDA Multiples (x)	2.9x-12.3x	7.0x
			Revenue Multiples (x)	8.8x-9.8x	9.3x
			Production Multiples (Boed)	$35,500.0-$40,500.0	$38,000.0
			Production Multiples (Mboe/d)	$30,000.0-$35,000.0	$32,500.0
			Proved Reserves Multiples (Mmboe)	$10.0-$11.5	$10.8
			PV-10 Multiples (x)	1.2x-1.3x	1.2x
	1,423	Discounted Cash Flow	Discount Rate (%)	0.3%-0.3%	0.3%
	1,314	Cost	Cost	$100.0-$100.0	$100.0
	130	Other(2)	Other(2)
Total	$750,704

(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

(3)Fair value of the CLO Warehouse is based on cost plus the excess spread (accrued interest plus interest received less financing cost).

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

40

Note 9. Financing Arrangements and Term Preferred Shares

The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of December 31, 2021:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	L+1.10%	$150,000	$50,000	September 27, 2022(4)
Blair Funding Facility(1)	Revolving Credit Facility	L+2.65%(3)	—	65,000	December 15, 2024
Blair Funding Facility(1)	Term Loan	L+2.65%(3)	285,000	—	December 15, 2024
Series 2023 Term Preferred Shares—Floating(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred Shares—Fixed(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Total			$835,000	$115,000

(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

(2)The carrying amount outstanding under the facility approximates its fair value.

(3)LIBOR is subject to a 0.00% floor.

(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of December 31, 2021, neither party to the facility had provided notice of its intent to terminate the facility.

(5)The valuations of the Series 2023 Term Preferred—Floating, Series 2023 Term Preferred—Fixed, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.

For the year ended December 31, 2021, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$2,153	$—	$2,153
Blair Funding Facility	8,685	1,020	9,705
Series 2023 Term Preferred Shares—Floating	925	90	1,015
Series 2023 Term Preferred Shares—Fixed	2,650	98	2,748
Series 2025 Term Preferred Shares	2,245	141	2,386
Series 2025-2 Term Preferred Shares	2,000	141	2,141
Series 2026 Term Preferred Shares	5,426	102	5,528
Series 2027 Term Preferred Shares	484	1	485
Total	$24,568	$1,593	$26,161

(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares are each payable semi-annually in arrears.

The Fund’s average borrowings and weighted average interest rate for the year ended December 31, 2021 were $732,266 and 3.23%, respectively. As of December 31, 2021, the Fund’s weighted average effective interest rate on borrowings was 3.11%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.

41

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

Bucks Funding Facility

On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.

Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.

Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of three-month LIBOR plus 1.10% per annum. (Interest on term loans was charged at three-month LIBOR plus 1.20% per annum.) Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.

Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.

Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.

Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s U.S. PB Agreement, (the “Agreement”) with BNP PBIL. Under the terms of the Agreement, BNP PBIL has the ability to borrow hypothecated securities (“Rehypothecated Securities”) and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL’s failure. As of December 31, 2021, Rehypothecated Securities had a market value of $150,535 and Bucks Funding received income in the amount of $3 during the year ended December 31, 2021.

The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of December 31, 2021, all of such deferred financing costs had been amortized to interest expense.

Blair Funding Facility

On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2024.

Under the Blair Funding Facility, borrowings bear interest at the rate of LIBOR (or the relevant reference rate for any foreign currency borrowings) (subject to a 0% floor) plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.65% per annum, or (ii) otherwise, 3.55% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.55% per annum on the average daily unused portion of the revolving

42

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.

Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.

Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.

The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2021, $3,084 of such deferred financing costs had yet to be amortized to interest expense.

Series 2023 Term Preferred Shares

On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of $99,625.

The Fund will be required to redeem all of the Series 2023 Term Preferred Shares on August 1, 2023 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the outstanding Floating Rate Shares or Fixed Rate Shares at the liquidation price (a prepayment premium applied for optional redemptions of Fixed Rate Shares prior to August 1, 2019). Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. During the year ended December 31, 2020, the weighted average interest rate on the Floating Rate Shares was 2.86%. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.

Series 2025 and Series 2025-2 Term Preferred Shares

On October 22, 2020, the Fund issued 50,000 of its Term Preferred Shares, Series 2025 (the “Series 2025 Term Preferred Shares”) and 50,000 of its Term Preferred Shares, Series 2025-2 (the “Series 2025-2 Term Preferred Shares,” and, collectively with the Series 2025 Term Preferred Shares, the “Series 2025 and Series 2025-2 Term Preferred Shares”) at a price of $1,000 per share. The Series 2025 and Series 2025-2 Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act for net proceeds before expenses of $100,000.

The Fund will be required to redeem all of the Series 2025 and Series 2025-2 Term Preferred Shares on November 1, 2025 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2025 Term Preferred Shares subject to payment of a make-whole premium through October 22, 2023 and at the liquidation price thereafter; and the Fund may, at its sole option, redeem the Series 2025-2 Term Preferred Shares subject to payment of a make-whole premium through May 1, 2025 and at the liquidation price thereafter. Dividends on the Series 2025 and Series 2025-2 Term Preferred Shares are payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021. Dividends on the Series 2025 Term Preferred Shares are payable at a fixed annual rate of 4.49%, and dividends on the Series 2025-2 Term Preferred Shares are payable at a fixed annual rate of 4.00%.

Series 2026 Term Preferred Shares

On November 1, 2018, the Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the Series 2025 Term Preferred Shares and the Series 2025-2 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act for net proceeds before expenses of $99,375.

43

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

The Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Fund’s Board pursuant to a proxy contest, except for the exercise by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Furthermore, if FS Global Advisor (or an affiliate) ceases to be the investment adviser to the Fund and is not replaced within 120 days by another investment adviser reasonably acceptable to a majority of the outstanding Series 2026 Term Preferred Shares, the Fund must offer to redeem the Series 2026 Term Preferred Shares, in accordance with certain specified procedures, at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.

Series 2027 Term Preferred Shares

On November 2, 2021, the Fund issued 100,000 of its Term Preferred Shares, Series 2027 (the “Series 2027 Term Preferred Shares”) at a price of $1,000 per share. The Series 2027 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the Series 2025 Term Preferred Shares, the Series 2025-2 Term Preferred Shares and the Series 2026 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act for net proceeds before expenses of $100,000.

The Fund will be required to redeem all of the Series 2027 Term Preferred Shares on January 31, 2027 at a liquidation price of $1,000 per share, unless redeemed in accordance with their terms prior to such date. Furthermore, if FS Global Advisor (or an affiliate) ceases to be the investment adviser to the Fund and is not replaced within 120 days by another investment adviser reasonably acceptable to a majority of the outstanding Series 2027 Term Preferred Shares, the Fund must offer to redeem the Series 2027 Term Preferred Shares, in accordance with certain specified procedures, at the liquidation price. Dividends on the Series 2027 Term Preferred Shares are payable semi-annually in arrears on January 31 and July 31 of each year, commencing on January 31, 2022, at a fixed annual rate of 2.95%. In the event that the Series 2027 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.

Term Preferred Shares

The Term Preferred Shares will rank senior in right of payment to the Fund’s common shares of beneficial interest, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.

The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.

The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. As of December 31, 2021, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.

As of December 31, 2021, $397,038 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $471 and $2,491, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of December 31, 2021, $2,491 of such deferred financing costs had yet to be amortized to interest expense.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

44

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled “Risk Factors” under the section “Summary of Updated Information Regarding the Fund (Unaudited)” below.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter

45

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and potentially require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives in an amount similar to its intended initial use of such transactions, remains uncertain.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Special Purpose Acquisition Companies Risk: The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities, or SPACs. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

46

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

LIBOR Risk: The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

The Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.

The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

47

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

On March 5, 2021, the U.K.’s Financial Conduct Authority, or FCA, which regulates LIBOR, publicly announced that all U.S. dollar LIBOR settings will either cease to be provided by any administrator or no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate, or SOFR, that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including, at times, stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

48

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Ukraine Market Risk: Increased tensions between Russia and Ukraine have escalated into an armed conflict given Russia’s invasion of Ukraine on February 23, 2022. The conflict involving these two countries and the recent outbreak of hostilities between them may result in more widespread conflict. Such hostilities, and the threat of wider-spread hostilities, could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on Fund performance and the value of an investment in the Fund.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates.

49

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	60	January 2013	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	3	FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)
Independent Trustees
Walter W. Buckley, III	61	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	1	Actua Corporation (since 1996)
Barbara J. Fouss	52	November 2013	Trustee	Credit Specialist at Providence Bank (since 2020); Director of Strategic Initiatives of Sun National Bank (2012 – 2013)	1	None
Philip E. Hughes, Jr.	72	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	2	FS Series Trust (since 2017)
Robert N.C. Nix, III	66	October 2019	Trustee	President of Pleasant News, Inc. (since 1995); and Counsel at Obermayer Rebmann Maxwell & Hippel LLP (since 2005)	1	None

*The registered investment companies in the “Fund Complex” consist of the Fund, FS Series Trust and FS Credit Income Fund.

(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

50

Supplemental Information (Unaudited) (continued)

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	60	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	59	Chief Financial Officer	Since 2018	Chief Financial Officer, FS Energy and Power Fund, FS Credit Income Fund, FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	44	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments
James F. Volk	59	Chief Compliance Officer	Since 2015	Managing Director, Fund Compliance, FS Investments
Jason Zelesnik	32	Chief Operating Officer	Since 2020	Executive Director, Portfolio Management, FS Investments

Statements of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Regulation Regarding Derivatives

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

51

Supplemental Information (Unaudited) (continued)

Distribution Reinvestment Plan

The Fund has adopted an “opt in” distribution reinvestment plan, or DRP, pursuant to which the Fund’s shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the Fund. Effective December 21, 2020 and pursuant to the DRP, a shareholder who was a participant in the DRP of the Feeder Funds at the time of closing of the Reorganization, automatically became a participant in the Fund’s DRP. Participants in the Fund’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the Fund’s DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Fund, rather than receiving the cash distribution. The Fund expects to issue common shares pursuant to the DRP on the distribution payment date at a price equal to the NAV per common share of the Fund on such distribution payment date. Common shares issued pursuant to the DRP will have the same voting rights as the common shares issued pursuant to the Fund’s public offering.

If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Fund’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator at least five (5) business days prior to any distribution payment date. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

The Fund uses newly issued common shares under the DRP. The number of common shares to be issued to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per common share on the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Fund reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate their account under the DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

52

Summary of Updated Information Regarding the Fund (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for December 31, 2020 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date.

The Fund’s primary investment objective is to generate attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

The Fund invests primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). For purposes of this policy, “credit instruments” may include senior secured loans, unsecured loans, corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, bank loans, corporate loans, government and municipal obligations, mortgage-backed securities, asset-backed securities, repurchase agreements and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund invests its assets in investments in a number of different countries throughout the world, and currently invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The credit instruments in which the Fund invests typically are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund seeks to achieve its investment objectives by focusing on high conviction investment opportunities across the investment universe that it believes offer potentially attractive risk-adjusted income and returns. To accomplish this, the Fund focuses on strategies such as Opportunistic Credit, Special Situations and Capital Structure Solutions.

Investment Opportunities and Strategies

FS Global Advisor believes that opportunities exist in non-traditional areas of the credit market that can offer enhanced return potential. These opportunities may offer above market returns because they are misunderstood or can be difficult to source, analyze, structure and/or have illiquidity premiums.

The Fund seeks to achieve its investment objectives by focusing on strategies such as Opportunistic Credit (including event-driven and market price inefficiencies), Special Situations and Capital Structure Solutions. By focusing on these opportunities, FS Global Advisor believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. These strategies are described in further detail below.

Opportunistic Credit

Event-Driven

The Fund may take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of FS Global Advisor. Event-driven investing requires FS Global Advisor to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on FS Global Advisor’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.

53

Summary of Updated Information Regarding the Fund (Unaudited) (continued)

Market Price Inefficiencies

The Fund seeks to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by FS Global Advisor’s fundamental analysis. These opportunities may often be idiosyncratic in nature, as specific issues or complexity related to a prospective investment may drive the excess yield or total return potential. FS Global Advisor believes that market price inefficiencies may occur due to, among other things, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. Market price inefficiencies may also arise from broader market dislocations, which can include broad-based, risk-off sentiment across multiple markets as well as specific technical dislocations within a single market. FS Global Advisor seeks to allocate capital to securities that have been mispriced by the market and that it believes represent attractive investment opportunities.

Special Situations

The Fund’s special situations credit strategy provides flexibility to take advantage of secondary market credit opportunities with asymmetrical risk and return profiles. The Fund seeks to purchase instruments at a discount to intrinsic value from forced sellers or unnatural holders as a result of stress, distress or major events, or change at a company or industry level. The need for holders to transition out of a credit combined with a high level of complexity surrounding the investment can present an opportunity to purchase instruments at a significant discount to its fair value as determined by FS Global Advisor. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that are over levered, facing temporary or permanent business issues, have a current or pending covenant violation, have looming debt maturities and may lack the ability to refinance or have defaulted on their debt instruments. Investments may include purchasing a portion of outstanding debt, the entire tranche or a portfolio of investments. Opportunities can be created by idiosyncratic issues at the company or industry level or by a macro driven credit cycle.

Idiosyncratic opportunities can generate attractive returns at any point in the credit cycle, with low correlation to credit market indexes. Macro driven credit cycles can provide an additional source of risk-adjusted return to the investment strategy by increasing the investible universe which is often coupled with market dislocations that creates increased discounts to intrinsic value.

Capital Structure Solutions

Constrained mandates create an opportunity to lend to companies that do not satisfy conventional lending criteria. Non-traditional borrowers include companies that are overlevered, stressed or distressed businesses, companies without financial sponsors, business / industries in transition, or companies with unconventional assets. Traditional lenders, whether banks, private credit funds or others tend to avoid lending to these businesses because of regulations, limited investment mandates or lack of expertise.

Based on prior experience, FS Global Advisor believes that it can offer target portfolio companies a variety of customized financing solutions to meet their capital needs while providing the Fund with attractive risk-adjusted returns. These solutions are highly structured and offer yield premiums compared to traditional private lending and investments in high yield and broadly syndicated loans. The highly structured nature of the investments can also provide for significant downside protection. FS Global Advisor believes that this capital structure solutions investment strategy provides the Fund with an alternative and differentiated capability that diversifies and enhances its risk-adjusted return profile.

The Fund’s capital structure solutions will be targeted towards companies in need of rescue capital, debtor in possession financing, capital to restructure the operations or capital structure of a business, overlevered companies that need growth capital, companies that need capital to finance unconventional assets, companies that need liquidity to deal with transitions or other highly complex situations. There is often limited or no market reciprocation for these types of business, which in turn, creates an opportunity for capital solutions to be highly structured with both strong creditor protections to limit downside and structured returns and success fees to provide attractive risk-adjusted return profiles.

Other

Investments may also include other assets or opportunities that are consistent with the Fund’s investment approach, provided that such investments are appropriate from a tax, regulatory and operational perspective. The Fund’s investment objectives and strategies, including the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, are not considered to be fundamental by the Fund and may be changed without the vote of the Fund’s shareholders by the Board with at least 60 days’ written notice provided to shareholders.

The Fund’s flexible strategy across several areas of opportunity allows FS Global Advisor to focus on what we believe are the most attractive opportunities across both the public and private markets at any given point in time. We believe this helps to mitigate timing risk and contributes to consistent deal flow.

54

Summary of Updated Information Regarding the Fund (Unaudited) (continued)

Portfolio Composition

Securities

The Fund may invest in both public and private U.S. and non-U.S. debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, loans made to companies involved in bankruptcy or insolvency proceedings (including debtor-in-possession loans), loans made to refinance distressed companies, securities issued by the U.S. Treasury and foreign governments, derivatives, structured products, convertible bonds, preferred stocks and any other type of credit or equity investment that is consistent with the Fund’s investment objectives. In making these investments, the Fund seeks to purchase a limited number of investments across the investment spectrum that FS Global Advisor believes are mispriced and offer the potential for exceptional risk- adjusted income and returns.

Geography

The Fund invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to the Fund’s shareholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. Securities.

Other Characteristics

The Fund invests in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Fund may invest without limitation in distressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings. The mix of the Fund’s investments at any time will depend on the industries and types of loans and securities FS Global Advisor believes represent the best risk-adjusted income and returns within the Fund’s investment strategies.

FS Global Advisor expects that the Fund’s assets will generally be invested in passive positions, although it is possible in certain circumstances the Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund will leverage the expertise of FS Global Advisor to seek preservation or enhancement of the Fund’s investment position.

The Fund may hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as FS Global Advisor believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization process, will be considered “credit instruments” for purposes of the Fund’s intention to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments. The Fund may also purchase select positions in equity securities, including common stock and convertible securities. Such assets, to the extent purchased in the market or not received as part of a reorganization process, will not be considered “credit instruments” for this purpose.

The Fund’s portfolio may consist of both long and short positions. The Fund may also, among other things, use hedging techniques when appropriate from time to time; however, the Fund is under no obligation to do so. Hedging techniques may include capital structure arbitrage to take advantage of inefficiencies in the pricing between securities of the same or affiliated issuers or short positions in debt or equity securities expressed in either the cash or derivatives markets. The Fund may also use derivatives to hedge its foreign currency exposure resulting from its holdings of non-U.S. Securities and may use various indices to hedge the Fund’s portfolio during certain market cycles. For purposes of compliance with the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, investments in derivatives will be valued based on their daily marked-to-market (net) value.

The Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

Borrowings

The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

55

Summary of Updated Information Regarding the Fund (Unaudited) (continued)

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 33 1/3% and 50% limits. The Fund “covers” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the requirements of the 1940 Act and, in the view of FS Global Advisor, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and returns for Fund shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund Shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations (“NRSROs”) and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede FS Global Advisor in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause FS Global Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Fund Board and Fund shareholders to change fundamental investment policies.

In connection with the use of a credit facility for leverage, the Fund may permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counter-parties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund would expect the terms of the credit facility to provide that the Fund would continue to receive dividends and interest on rehypothecated securities. The Fund also would expect to have the right under the credit facility to recall rehypothecated securities from the lender on demand. The Fund would also expect that, if the lender fails to deliver a recalled security in a timely manner, the credit facility would provide for compensation to the Fund by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for the Fund, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

The Fund would expect the terms of any such credit facility pursuant to which portfolio securities pledged by the Fund are rehypothecated to provide for the Fund’s receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities. The use of a credit facility that permits the lender to rehypothecate the Fund’s pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, the Fund’s inability to find suitable investments to replace the unreturned securities, thereby impairing the Fund’s ability to achieve its investment objectives.

Risk Factors

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. The risks described below are considered the principal risks involved in an investment of the Fund.

Credit Risk. The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

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Summary of Updated Information Regarding the Fund (Unaudited) (continued)

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk. Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk. The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

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Summary of Updated Information Regarding the Fund (Unaudited) (continued)

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives in an amount similar to its intended initial use of such transactions, remains uncertain.

Rule 144A Securities Risk. The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Special Purpose Acquisition Companies Risk. The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities, or SPACs. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk. The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect

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Summary of Updated Information Regarding the Fund (Unaudited) (continued)

developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

LIBOR Risk. The Fund is exposed to risks associated with changes in interest rates, including with respect to the phase out of LIBOR. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on its investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

The Fund’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of the Fund’s investments, even if unrealized, must be reflected in its financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which the Fund borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance the Fund’s investments or to refinance its current financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact its net investment income.

The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

On March 5, 2021, the U.K.’s Financial Conduct Authority, or FCA, which regulates LIBOR, publicly announced that all U.S. dollar LIBOR settings will either cease to be provided by any administrator or no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate, or SOFR, that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

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Summary of Updated Information Regarding the Fund (Unaudited) (continued)

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued proposed regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the proposed regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made. The IRS may withdraw, amend or finalize, in whole or part, these proposed regulations and/or provide additional guidance, with potential retroactive effect.

Pandemic Risk. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and FS Global Advisor have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, their portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, FS Global Advisor and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which FS Global Advisor relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

www.fsinvestments.com

© 2022 FS Investments

AN21-GCO
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fsgco-reports/
FS Global Credit Opportunities Fund Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Fund and FS Global Advisor, LLC, the Fund’s investment adviser (“FS Global Advisor”), including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On August 11, 2021, the Board adopted an amended Code of Ethics. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waiver, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.

(a)(1)The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2021 and 2020 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $305,000 and $299,000, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2021 and 2020 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $2,000 and $44,543, respectively. Audit-related fees for the year ended December 31, 2021 represent fees billed for access to management resources. Audit-related fees for the year ended December 31, 2020 represent fees billed for professional services provided in connection with the Fund’s N-14 filings including preparation of consent letters.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2021 and 2020 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $28,320 and $54,150, respectively. Tax fees for the years ended December 31, 2021 and 2020 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns and year-end taxable income.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2021 and 2020 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2021 and 2020 were $30,320 and $98,693, respectively.

(h)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)The Fund’s consolidated schedule of investments as of December 31, 2021 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Messrs. Beckman and Heilbut have served as portfolio managers since 2018. Mr. Hoffman has served as a portfolio manager since the Fund’s inception.

Andrew Beckman serves as Managing Director, Head of Liquid Credit, of FS Investments. Prior to joining FS Investments, he served as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman also serves as the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group.

Nicholas Heilbut serves as Director of Research and Portfolio Manager for the Fund. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group.

Robert Hoffman is a Managing Director and Head of the Investment Research group at FS Investments, where he serves as a subject matter expert on the corporate credit markets and the firm’s alternative investment solutions. In this role he develops key communications and resources to help educate on and position the firm’s products. He also serves on the investment committee for FS Credit Income Fund. Mr. Hoffman has over 20 years of experience in the investment and financial services industry and has been with FS Investments since 2012. Prior to joining FS Investments, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman is a Chartered Financial Analyst. He graduated from Columbia University with a BA in Political Science.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2021: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Andrew Beckman
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$114,823	1	$114,823
Other Accounts	2	$647,080	2	$647,080
Nicholas Heilbut
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$114,823	1	$114,823
Other Accounts	2	$647,080	2	$647,080
Robert Hoffman
Registered Investment Companies	1	$546,456	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)The assets for the accounts with fiscal year ends of October 31 represent assets as of January 31, 2022.

Potential Conflicts of Interest

FS Global Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Funds, including, but not limited to, the following:

•The managers, officers and other personnel of FS Global Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•The principals of FS Global Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by FS Global Advisor or affiliates of FS Global Advisor for investment opportunities, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•Subject to applicable law, FS Global Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, FS Global Advisor will receive the management fee in connection with the management of the Fund’s portfolio;

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Global Advisor or its affiliates may result in FS Global Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take an action;

•FS Global Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•FS Global Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take such an action;

•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Global Advisor and any of its affiliates, as applicable, FS Global Advisor, and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor or any of its affiliates to participate in an investment opportunity. In an order dated August 11, 2020, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Global Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor (or its controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)FS Global Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Global Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives (other than Michael C. Forman, who is compensated through his ownership interests in FS Global Advisor and FS Investments’ other investment adviser entities), including each of the investment personnel who render services to the Fund on behalf of FS Global Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of FS Global Advisor are eligible to receive incentive compensation from FS Global Advisor based on the gross return of the Fund, taking into account, among other things, total net advisory fees received by and overhead and other expenses of FS Global Advisor.

All final compensation decisions are made by the executive committee of FS Investments based on input from managers. Base compensation and discretionary bonuses are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2021, based on the net asset value per share of the Fund’s common shares as of December 31, 2021.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	$50,001-$100,000

(1)Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.

(b)Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the year ended December 31, 2021 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2021	—	—	—	—
February 1 to February 28, 2021	—	—	—	—
March 1 to March 31, 2021	—	—	—	—
April 1 to April 30, 2021	3,689,054	$7.449	3,689,054	(3)
May 1 to May 31, 2021	—	—	—	—
June 1 to June 30, 2021	—	—	—	—
July 1 to July 31, 2021	1,165,628	$7.658	1,165,628	(3)
August 1 to August 31, 2021	—	—	—	—
September 1 to September 30, 2021	—	—	—	—
October 1 to October 31, 2021	1,132,416	$7.704	1,132,416	(3)
November 1 to November 30, 2021	—	—	—	—
December 1 to December 31, 2021	—	—	—	—
Total	5,987,098	$7.538	5,987,098	(3)

(1)All common shares were purchased as a result of tender offers conducted pursuant to the Fund’s previously announced share repurchase program.

(2)In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserves the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Fund’s $5 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.

(3)The Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the sum of the greater of (x) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan (including the proceeds it has received from the prior sale of common shares of the Feeder Funds, or the Feeder Fund Shares, under the prior distribution reinvestment plans for each of the Feeder Funds) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares (including the Feeder Fund Shares) on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under the Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y).

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1(a) of this Form N-CSR.

Item 11. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 13. Exhibits.

(a)(1)The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)Not applicable.

(a)(4)Not applicable.

(a)(5) The Proxy Voting Policies and Procedures of FS Global Advisor are included herein in response to Item 7.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: March 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 2, 2022

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: March 2, 2022